                                POWER OF ATTORNEY

                   FOR EXECUTING FORMS 3, 4 AND 5 AND FORM 144

        Know all by these presents,  that the undersigned hereby constitutes and appoints  each of J.  Darby Sere and  William C.  Rankin,  signing  singly,  the undersigned's true and lawful attorney-in-fact to:

(1)     execute  for and on  behalf  of the  undersigned  (a)  Forms  3, 4 and 5
(including   amendments  thereto)  in  accordance  with  Section  16(a)  of  the
Securities  Exchange  Act of 1934  and the  rules  thereunder  and (b)  Form 144
(including amendments thereto);

(2)     do and  perform  any and all acts for and on behalf  of the  undersigned that may be  necessary or desirable to complete or execute any such Form 3, 4 or
5 or Form 144 (including amendments thereto) and timely file such Forms with the
Securities  and  Exchange  Commission  and any stock  exchange,  self-regulatory association or any other authority; and

(3)     take any other  action of any type  whatsoever  in  connection  with the foregoing that, in the opinion of each such attorney-in-fact,  may be of benefit to, in the best interest of, or legally  required of the  undersigned,  it being understood that the documents executed by the  attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and  conditions  as the  attorney-in-fact  may approve in the attorney-in-fact's discretion.

        The undersigned  hereby grants to each  attorney-in-fact  full power and authority  to do and perform all and every act and thing  whatsoever  requisite, necessary  or proper to be done in the  exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation,
hereby  ratifying  and  confirming  all  that  the   attorney-in-fact,   or  the
attorney-in-facts  substitute or  substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact,  and
their  substitutes,   in  serving  in  such  capacity  at  the  request  of  the undersigned,  are  not  assuming  (nor  is  GeoMet,  Inc.  assuming)  any of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

        The undersigned agrees that each such attorney-in-fact may rely entirely on  information  furnished  orally  or in  writing  by  the  undersigned  to the attorney-in-fact.  The  undersigned  also agrees to indemnify  and hold harmless
GeoMet, Inc. and each such attorney-in-fact  against any losses, claims, damages or  liabilities  (or actions in these  respects)  that arise out of or are based upon any untrue  statements or omissions of necessary  facts in the  information provided by the undersigned to such  attorney-in-fact for purposes of executing, acknowledging,  delivering  or  filing  Form  3, 4 or 5 or Form  144  (including
amendments   thereto)   and   agrees  to   reimburse   GeoMet,   Inc.   and  the
attorney-in-fact  on demand for any legal or other expenses  reasonably incurred in connection  with  investigating  or defending  against any such loss,  claim, damage, liability or action.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no  longer  required  to  file  Forms  3, 4 and 5 and  Form  144
(including amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by GeoMet, Inc., unless earlier revoked by the undersigned  in a signed writing  delivered to the foregoing  attorneys-in-fact.
This Power of  Attorney  does not revoke any other  power of  attorney  that the undersigned has previously granted.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Date: May 6, 2011

                                        By: /s/ Robert E. Creager
                                           ----------------------------
                                        Name: Robert E. Creager